MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-2
July 1, 2002 through July 31, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$749,838,665.05
B.	Level Pay Pool Balance of the Initial Receivables	$605,915,902.60
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$94,169,000.00
		b.	Note Interest Rate			1.84260%
		c.	Noteholders' Final Scheduled Payment
			Date					June 16, 2003
	2.	Class A-2
		a.	Initial Balance				$279,000,000.00
		b.	Note Interest Rate			2.640%
		c.	Noteholders' Final Scheduled Payment
			Date					June 15, 2005
		d.	Class A Allocation Percentage		86.70%
	3.	Class A-3
		a.	Initial Balance				$181,000,000.00
		b.	Note Interest Rate			3.670%
		c.	Noteholders' Final Scheduled Payment
			Date					July 17, 2006
		d.	Class A Allocation Percentage		86.70%
	4.	Class A-4
		a.	Initial Balance				$227,500,000.00
		b.	Note Interest Rate			4.3000%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class A Allocation Percentage		86.70%
	5.	Class B
		a.	Initial Balance				$69,535,000.00
		b.	Note Interest Rate			4.670%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class B Allocation Percentage		8.77%
	6.	Class C
		a.	Initial Balance				$35,966,000.00
		b.	Note Interest Rate			5.550%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class C Allocation Percentage		4.54%
E.	Certificates Initial Balance				$71,933,046.52
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						7.804%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)				60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)				60
J.	Number of Initial Receivables				29,771
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					4.25%
	2.	Reserve Account Deposit on the Closing Date	$30,572,895.42
	3.	Specified Reserve Balance Percentage		4.25%
L.	Yield Supplement Account Deposit on the Closing Date	$4,745,504.50
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$30,476,419.88
N.	Adjusted Principal Balance of Initial Receivables	$719,362,245.17
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$239,740,801.35
	2.	Initial Closing Date				June 19, 2002
	3.	End of Pre-Funding Period			16-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$2,346,941.20

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$989,231,683.83
B.	Level Payment Pool Balance				$809,167,091.08
C.	Last Scheduled Payment Pool Balance			$180,064,592.75
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$85,967,366.45
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$279,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$181,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$227,500,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$69,535,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$35,966,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$71,933,046.52
F.	Reserve Account Balance					$40,761,879.48
G.	Yield Supplement Account Balance			$6,879,816.28
H.	Payahead Account Balance				$63,993.01
I.	Yield Supplement Over Collateralization Balance 	$36,539,903.17
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$222,433,924.84
M.	Cumulative Losses for All Prior Periods			$32,109.26
N.	Weighted Average Coupon (WAC)				7.965%
O.	Weighted Average Remaining Term to Maturity
	(WAM) 							58.47
P	Number of Contracts					39,666
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			338,258.18
	2.	Prepayments in Full				34,334.50
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		403,099.79
C.	Precomputed Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				10,193,278.07
	2.	Collected Principal				10,193,278.07
	3.	Collected Interest				3,976,918.48
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				439,368.63
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			439,368.63
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			897,861.05
	2.	Specified Yield Supplement Account Balance	6,002,122.61
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			35,571,452.66
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				45,453.23
		b.	Current Month Actuarial Advances 	19,292.57
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to
			Cutoff Date)				23,295.15
		d.	Ending Actuarial Advances
			(or payments due prior to
			Cutoff Date)				41,450.65
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				(4,002.58)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead
		Account Balance					7,362.40
	2.	Payahead Balance of Loans Defaulted
		this Period					0.00
	3.	Deposit to Payahead Account for
		Subsequent Receivables Sold This  Period	0.00
	4.	Ending Payahead Balance 			71,355.41
J.	Rule of 78s Payment					0.00
K.	Weighted Average Coupon of Remaining
	Portfolio (WAC)						7.970%
L.	Weighted Average Remaining Maturity (WAM)		57.74
M.	Remaining Number of Receivables				39,504
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	1,005 	2.54%		24,690,239.51 	2.52%
	2.	60-89 Days
		Delinquent	252 	0.64%		6,348,870.03 	0.65%
	3.	90 Days or more
		Delinquent	10 	0.03%		337,505.22 	0.03%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	47 			997,691.70
	2.	Loans Defaulted During
		the Month	6
	3.	Level Payment Principal Balance of
		Defaulted Receivables				104,654.62
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				45,314.68
	5.	Level Payment Liquidation Proceeds		70,165.42
	6.	Last Scheduled Payment Liquidation Proceeds	0.00
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					0.00
P.	Pool Balances
	1.	Total Pool Balance				978,076,474.78
	2.	Level Pay Pool Balance				798,496,565.32
	3.	Last Scheduled Payment Pool Balance		179,579,909.46
	4.	Deferred Receivables				312,994,804.08
Q.	Principal Balance of Subsequent Receivables
	Sold This Period As of Subsequent
	Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			44,640.71
B.	Collection Account Investment Income			13,017.10
C.	Payahead Account Investment Income			68.89
D.	Yield Supplement Account Investment Income		7,406.66
E.	Pre-Funding Account Investment Income			94,017.98
F.	Negative Carry Account Investment Income		1,123.61

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 			403,099.79
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			10,193,278.07
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,976,918.48
		Subtotal					14,573,296.34

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					439,368.63
C.	Net Change in Payahead Account Balance 			(7,362.40)
D.	Net Liquidation Proceeds and Recoveries Received 	70,165.42
E.	Principal and Interest on Purchased or
	Repurchased Contracts 					0.00
F.	Exclusion of Rule of 78's Payments 			0.00
G.	Net Servicer Advances/(Reimbursements) 			(4,002.58)
H.	Yield Supplement Amount 				897,861.05
I.	Net Investment Earning on the Pre-Funding Account	94,017.98
J.	Negative Carry Amount 					0.00
K.	Remaining Pre-Funded Amount Due to Noteholders		0.00
L.	Available Funds						$16,063,344.44

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period		0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This
			Period					0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold This
			Period					N/A
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold This
			Period					N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold
			This  Period				0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is
		$100,000 or greater)				16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement
			Amount)					0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry
			Amount for the Current Period
			a.  Accrued Note Interest for
			this Period				0.00
			b.  Pre-Funded Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			94,017.98
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative
			Carry Amount
			a.  Weighted Average Rate based on
			Ending Note Balances			0.0000%
			b.  Note Percentage based on Ending
			Note Balances				0.00%
			c.  Actual Number of Days from
			Payment Date to End of Pre-Funding
			Period					0
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			210,099,237.40
		2.	Last Scheduled Payment Balance		36,403,758.98
		3.	Total					246,502,996.38
	F.	Total Initial and Subsequent Receivables Sold
		as of Related Cutoff Dates
		1.	Level Pay				816,015,140.00
		2.	Last Scheduled				180,326,521.43
		3.	Total					996,341,661.43
	G.	Specified Reserve Balance			40,761,879.48

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			10,186,758.54
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		10,186,758.54
B.	Total Required Payment
	1.	Total Servicing Fee  				685,338.53
	2.	Accrued Note Interest  Due
		a.	Class A-1				136,402.99
		b.  	Class A-2				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Accrued Note Interest		2,555,919.44
	3.	Principal Distribution Amount Due
		a.	Class A-1 				10,186,758.54
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Class C					0.00
		g.	Total Principal Distribution Amount	10,186,758.54
	4.	Total Required Payment 				13,428,016.51
	5.	Available Funds					16,063,344.44
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				$13,428,016.51
C.	Current Period Payments
	1.	Servicing Fee paid				685,338.53
	2.	Interest Paid
		a.	Class A-1 				136,402.99
		b.  	Class A-2 				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Interest Paid			2,555,919.44
	3.	Remaining Available Funds			10,186,758.54
	4.	Principal Payments
		a.	Class A-1 				10,186,758.54
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Payments		10,186,758.54
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		40,761,879.48
	3.	Plus: Reserve Account Investment Income		44,640.71
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit
		to Reserve Account				40,806,520.19
	7.	Specified Reserve Account Balance		40,761,879.48
	8.	Amount Necessary to Reinstate Reserve
		Account to Specified Reserve Balance 		0.00
	9.	Funds Available for Deposit to Reserve Account	2,635,327.93
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income
		Released to Seller				44,640.71
	12.	Ending Reserve Account Balance			40,761,879.48
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated
		Principal Payment				2,635,327.93
	2.	Accelerated Principal Payments			0.00
		a.	Class A-1 				2,635,327.93
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Turbo Principal
			Distribution Amount			2,635,327.93
F.	Excess Funds Deposited to Certificate
	Distribution Account					0.00
G.	Total Distributions					$16,063,344.44


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$989,231,683.83		$978,076,474.78
	2.	Total Pool Factor	1.3192594 		1.3043826
	3.	Level Payment Pool
		Balance			809,167,091.08 		798,496,565.32
	4.	Level Payment Pool
		Factor			1.3354446 		1.3178340
	5.	Last Scheduled Payment
		Pool Balance		180,064,592.75 		179,579,909.46
	6.	Note Balance
		a.	Class A-1 	85,967,366.45 		73,145,279.98
		b.  	Class A-2 	279,000,000.00 		279,000,000.00
		c. 	Class A-3 	181,000,000.00 		181,000,000.00
		d.	Class A-4	227,500,000.00 		227,500,000.00
		e.	Class B		69,535,000.00 		69,535,000.00
		f.	Class C		35,966,000.00 		35,966,000.00
		g.	Total		878,968,366.45 		866,146,279.98
	7.	Pool Factor
		a.	Class A-1 	0.9129052 		0.7767448
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	71,933,046.52 		71,933,046.52
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	950,901,412.97		938,079,326.50
	11.	Yield Supplement Over
		Collatralization	36,539,903.17		35,571,452.66

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		7.965% 			7.970%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	58.47 			57.74
	3.	Remaining Number of
		Receivables		39,666 			39,504

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			79,803.88
B.	Realized Losses for Collection Period Less Recoveries	79,803.88
C.	Cumulative Losses for all Periods  			111,913.14
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,005 	2.54%	$24,690,239.51 	2.52%
	2.	60-89 Days
		Delinquent	252 	0.64%	$6,348,870.03 	0.65%
	3.	90 Days or more
		Delinquent	10 	0.03%	$337,505.22 	0.03%
	4.	Vehicles Repossessed
		During Collection
		Period		47 		$997,691.70


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool Balance
	for Each Collection Period
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.00%
	3.	Current Collection Period 			0.00%
	4.	Three Month Average 				0.00%

B.	Annualized Net Loss					0.10%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.05%
	3.	Current Collection Period 			0.68%
	4.	Three Month Average 				0.24%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			15,082,830.39
	2.	Yield Supplement Amount from MMCA		897,861.05
	3.	Net Servicer Advances (if positive) 		0.00
	4.	Reserve Account Draw for Total
		Required Payment 				0.00
	5.	Deposit from Payahead Account  			0.00
	6.	Collection Account Investment Income  		13,017.10
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	8.	Transfer of Net Earnings on Pre-Funding
		Account						94,017.98
	9.	Transfer of Prefunding Account Balance
		due to End of Pre-Funding Period		0.00
	10.	Total Transfers Into Collection Account		$16,087,726.52
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			685,338.53
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				4,002.58
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				689,341.11

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			12,742,677.98
	3.	Turbo Principal Payment Distributed		2,635,327.93
	4.	Deposit to Payahead Account 			7,362.40
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution
		Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	13,017.10
		c.	Total to Certificate Distribution
			Account					13,017.10
	7.	Total Transfers from Collection Account		$16,087,726.52

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			40,761,879.48
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		44,640.71
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		44,640.71
C.	Total Transfers In and Beginning Balance		$40,806,520.19
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					44,640.71
	4.	Total Transfers From Reserve Account		44,640.71
E.	Ending Balance						40,761,879.48
F.	Total Distributions and Ending Balance			$40,806,520.19

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			63,993.01
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					7,362.40
	2.	Payahead Account Investment Income 		68.89
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		7,431.29
C.	Total Transfers In and Beginning Balance		$71,424.30
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		68.89
	3.	Total Transfers From Payahead Account		68.89
E.	Payahead Account Ending Balance 			71,355.41
F.	Total Distributions and Ending Balance			$71,424.30

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		6,879,816.28
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	7,406.66
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement
		Account 					7,406.66
C.	Total Transfers and Beginning Balance  			$6,887,222.94
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	7,406.66
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	877,693.67
	4.	Total Transfers From Yield Supplement
		Account						885,100.33
E.	Specified Yield Supplement Account Ending Balance 	6,002,122.61
F.	Total Distributions and Ending Balance			$6,887,222.94

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					12,742,677.98
	2.	Turbo Principal Payment Distributed from
		Collection Account				2,635,327.93
	3.	Total Transfers Into Note Payment Account	15,378,005.91
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				12,958,489.46
		b.  	Class A-2 				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Payments to Noteholders		15,378,005.91
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$15,378,005.91

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		13,017.10
	3.	Total Transfers into Certificate Distribution
		Account						13,017.10
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			13,017.10
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$13,017.10

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			94,017.98
C.	Total Transfers In and Beginning Balance		$94,017.98
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						94,017.98
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	94,017.98
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$94,017.98

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		1,123.61
C.	Total Transfers In and Beginning Balance		$1,123.61
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			1,123.61
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	1,123.61
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$1,123.61

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				15,378,005.91
	2.	To Servicer (MMCA) 				689,341.11
	3.	To Payahead Account				7,362.40
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		13,017.10
	6.	Total Distributions From Collection
		Account						$16,087,726.52

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				44,640.71
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	44,640.71

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		68.89
	3.	Total Distributions From Payahead Account	68.89

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		7,406.66
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		877,693.67
	4.	Total Distributions From Yield Supplement
		Account						885,100.33

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				94,017.98
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						94,017.98

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				1,123.61
	3.	Total Distributions from Negative Carry
		Account						1,123.61

G.	Total Distributions From All Accounts			$17,112,678.04
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				15,378,005.91
	2.	Servicer (MMCA)					689,410.00
	3.	Seller (MART)					930,864.65
	4.	Collection Account 				94,017.98
	5.	Certificate Distribution Account		13,017.10
	6.	Reserve Account					0.00
	7.	Payahead Account				7,362.40
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$17,112,678.04